Supplemental Financial Report

Fourth Quarter 2016

ColonyCapital

A Global Real Estate & Investment Management Company

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters.
Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, our failure to achieve anticipated synergies in the completed merger among NorthStar Asset Management Group Inc., Colony Capital, Inc. and NorthStar Realty Finance Corp., Colony NorthStar’s liquidity, including its ability to complete identified monetization transactions and other potential sales of non-core investments, the timing of and ability to deploy available capital, the timing of and ability to complete repurchases of Colony NorthStar’s stock, Colony NorthStar’s ability perform on the RMZ, Colony NorthStar’s leverage, including the timing and amount of borrowings under its credit facility, increased interest rates and operating costs, adverse economic or real estate developments in Colony NorthStar’s markets, Colony NorthStar’s failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, defaults on or non-renewal of leases by tenants, the impact of economic conditions on the borrowers of Colony NorthStar’s commercial real estate debt investments and the commercial mortgage loans underlying its commercial mortgage backed securities, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Colony NorthStar’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in Colony NorthStar’s reports filed from time to time with the SEC.
Colony NorthStar cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony NorthStar is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony NorthStar does not intend to do so.
This presentation may contain statistics and other data that has been obtained or compiled from information made available by third-party service providers. Colony NorthStar has not independently verified such statistics or data.

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Colony NorthStar. This information is not intended to be indicative of future results. Actual performance of Colony NorthStar may vary materially.
The endnotes herein contain important information that is material to an understanding of this presentation and you should read this presentation only with and in context of the endnotes.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 1 |

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO, and core funds from operations, or Core FFO and pro rata financial information.

The Company calculates funds from operations ("FFO") in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization, and after similar adjustments for unconsolidated partnerships and joint ventures. Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, investments in unconsolidated joint ventures as well as investments in debt and other equity securities, as applicable.

The Company computes core funds from operations ("Core FFO") by adjusting FFO for the following items, including the Company's share of these items recognized by unconsolidated partnerships and joint ventures: (i) gains and losses from sales of depreciable real estate, net of depreciation, amortization and impairment previously adjusted for FFO; (ii) stock compensation expense; (iii) effects of straight-line rent revenue and straight-line rent expense on ground leases; (iv) amortization of acquired above- and below-market lease values; (v) amortization of deferred financing costs and debt premiums and discounts; (vi) unrealized fair value gains or losses on derivative instruments and on foreign currency remeasurements; (vii) acquisition-related expenses, merger and integration costs; (viii) amortization and impairment of finite-lived intangibles related to investment management contracts and customer relationships; (ix) gain on remeasurement of consolidated investment entities and the effect of amortization thereof; (x) non-real estate depreciation and amortization; (xi) change in fair value of contingent consideration; and (xii) deferred tax effect on the foregoing adjustments. Also, beginning with the first quarter of 2016, the Company's share of Core FFO from its interest in Colony Starwood Homes (NYSE:SFR) will represent its percentage interest multiplied by SFR's reported Core FFO, which may differ from the Company's calculation of Core FFO. Refer to SFR's filings for its definition and calculation of Core FFO.

FFO and Core FFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for the Company's cash needs, including funds available to make distributions. FFO and Core FFO should not be used as supplements to or substitutes for cash flow from operating activities computed in accordance with GAAP. The Company's calculations of FFO and Core FFO may differ from methodologies utilized by other REITs for similar performance measurements, and, accordingly, may not be comparable to those of other REITs.

The Company uses FFO and Core FFO as supplemental performance measures because, in excluding real estate depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates, and operating costs. The Company also believes that, as widely recognized measures of the performance of REITs, FFO and Core FFO will be used by investors as a basis to compare its operating performance with that of other REITs. However, because FFO and Core FFO excludes depreciation and amortization and captures neither the changes in the value of the Company’s properties that results from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of its properties, all of which have real economic effect and could materially impact the Company’s results from operations, the utility of FFO and Core FFO as measures of the Company’s performance is limited. Our calculation of FFO and Core FFO may differ from methodologies utilized by other REITs for similar performance measurements, and, accordingly, may not be comparable to those of other REITs. Accordingly, FFO and Core FFO should be considered only as supplements to net income as a measure of the Company’s performance.

The Company presents pro rata financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis.  Similarly, noncontrolling interests’ share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item.  The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments.  However, pro rata financial information as an analytical tool has limitations.  Other equity REITs may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to such other REITs' pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 2 |

Table of Contents

			Page				Page
I.	Overview			V.	Single Family Residential Rentals
	a.	Summary Metrics	4		a.	Summary Metrics	20
	b.	Summary of Segments	5	VI.	Other Real Estate Equity
II.	Financial Results				a.	Summary Metrics	21
	a.	Consolidated Income Statement	6		b.	Portfolio Overview	22
	b.	Consolidated Segment Balance Sheet	7
	c.	Noncontrolling Interests' Share Segment Balance Sheet	8	VII.	Real Estate Debt
	d.	Consolidated Segment Operating Results	9		a.	Summary Metrics	23
	e.	Noncontrolling Interests' Share Segment Operating Results	10		b.	Portfolio Overview by Loan Type	24
	f.	Segment Reconciliation of Net Income to FFO & Core FFO	11		c.	Portfolio Overview by Collateral Type	25
III.	Capitalization			VIII.	Investment Management
	a.	Overview	12		a.	Summary Metrics	26
	b.	Debt Overview	13	IX.	Definitions		27
	c.	Debt Maturity and Amortization Schedules	14
	d.	Investment-Level Debt Overview	15
	e.	Credit Facility, Convertible Debt & Preferred Equity Overview	17
IV.	Industrial
	a.	Summary Metrics	18
	b.	Portfolio & Lease Overview	19

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 3 |

Ia. Overview—Summary Metrics

($ and shares in thousands, except per share data)	Three months ended December 31, 2016	Twelve months ended December 31, 2016
Financial data
Net income attributable to common stockholders	$(16,810)	$67,159
Net income attributable to common stockholders per basic share	(0.15)	0.58
Core FFO	49,389	272,275
Core FFO per basic share	0.37	2.02
FFO	(1,021)	158,462
FFO per basic share	(0.01)	1.18

Balance sheet, capitalization and trading statistics
Total consolidated assets	$9,760,992
CLNY OP share of consolidated assets	6,256,046
Total consolidated debt (1)	3,757,646
CLNY OP share of consolidated debt (1)	2,765,824
Shares and OP units outstanding as of 1/10/2017	135,654
Share price as of 1/10/2017	21.52
Market value of common equity & OP units	2,919,274
Liquidation preference of preferred equity	625,750
Insider ownership of shares and OP units	18.1%
AUM	16.8 billion
FEEUM	6.9 billion
________
Note: See appendix for definitions and acronyms.

(1)	Represents principal balance and excludes debt issuance costs, discounts and premiums.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 4 |

Ib. Overview—Summary of Segments

($ in thousands, unless otherwise noted; as of or for the three months ended December 31, 2016)	Consolidated amount	CLNY OP share of consolidated amount
Industrial
1) Undepreciated cost basis of real estate assets (1)(2)	$2,245,564	$1,104,961
Investment-level non-recourse financing (3)	1,010,514	497,237
2) Carrying value of Industrial operating platform	20,000	20,000
Net income attributable to common stockholders		(5,215)
Core FFO		12,179
Single Family Residential Rentals
1) Equity method investments - Colony Starwood Homes (Represents 14.0% interest in SFR)	$316,113	$316,113
Colony Starwood Homes shares beneficially owned by OP and common stockholders	15.1 million	15.1 million
2) Equity method investments - Colony American Finance (Represents 17.4% interest in CAF)	57,754	57,754
Net loss attributable to common stockholders		(509)
Core FFO		8,617
Other Real Estate Equity
1) Undepreciated cost basis of real estate assets, held for investment (1)(2)	$1,451,754	$901,981
2) Undepreciated cost basis of real estate assets, held for sale (1)(2)	150,515	65,347
Investment-level non-recourse financing (3)	908,497	569,167
3) Equity method investments	241,987	193,990
4) Other investments - Albertsons investment	99,736	49,861
Net income attributable to common stockholders		11,885
Core FFO		18,793
Real Estate Debt
1) Loans receivable held for investment, net	$3,432,992	$2,208,852
2) Loans receivable held for sale, net	29,353	28,223
Investment-level financing (3)	772,387	633,172
3) Carrying value of real estate assets (REO within debt portfolio) (1)(2)	77,938	25,113
4) Equity method investments	305,878	135,636
5) Other investments	23,446	4,771
Net income attributable to common stockholders		31,879
Core FFO		46,491
Investment Management
AUM		$16.8 billion
FEEUM		6.9 billion
Credit Funds		3.6 billion
Core Plus / Value-Add Funds		1.6 billion
Opportunity Funds		1.7 billion
Net income attributable to common common stockholders		3,586
Core FFO		6,423
________
(1) Includes all components related to real estate assets, including tangible real estate and lease-related intangibles.
(2) Excludes accumulated depreciation.
(3) Represents unpaid principal balance.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 5 |

IIa. Financial Results—Consolidated Income Statements

	2016
($ in thousands, except per share data)	Q1		Q2	Q3	Q4
Income
Interest income	$89,361		$103,860	$98,275	$94,355
Property operating income	91,617		95,348	92,505	91,612
Income from equity method investments	2,429		53,113	16,684	27,149
Fee income	16,609		15,505	17,233	18,384
Other income	3,202		2,815	4,054	4,122
Total income	203,218		270,641	228,751	235,622
Expenses
Transaction, merger integration, investment and servicing expenses	11,421		13,360	11,305	28,185
Interest expense	41,871		42,568	42,196	43,448
Property operating expenses	30,786		29,780	28,903	28,992
Depreciation and amortization	46,142		39,541	43,593	42,406
Provision for loan losses	4,630		6,213	6,569	17,593
Impairment loss	2,079		2,441	941	6,256
Compensation expense	26,867		24,240	29,582	31,149
Administrative expenses	12,771		13,098	12,891	12,939
Total expenses	176,567		171,241	175,980	210,968
Gain on sale of real estate assets, net	51,119		5,844	11,151	5,502
Other (loss) gain, net	14,045		(348)	4,573	146
Income before income taxes	91,815		104,896	68,495	30,302
Income tax (provision) benefit	(784)		(1,760)	3,409	(5,647)
Net income	91,031		103,136	71,904	24,655
Net income attributable to noncontrolling interests—Investment entities	57,595		40,169	32,744	32,576
Net income attributable to noncontrolling interests—Operating Company	3,421		7,918	4,189	(3,204)
Net income attributable to Colony Capital, Inc.	30,015		55,049	34,971	(4,717)
Preferred dividends	11,880		12,093	12,093	12,093
Net income attributable to common stockholders	$18,135		$42,956	$22,878	$(16,810)
Net income per common share—Basic	$0.16		$0.38	$0.20	$(0.15)
Net income per common share—Diluted	$0.16		$0.36	$0.20	$(0.15)
Weighted average number of common shares outstanding—Basic	111,660		112,306	112,423	112,539
Weighted average number of common shares outstanding—Diluted	111,660		137,255	112,423	112,539
FFO attributable to common interests in Operating Company and common stockholders (1)	$36,348		$76,857	$46,278	$(1,021)
FFO per common share / common OP Unit (1)	$0.27		$0.57	$0.34	$(0.01)
Core FFO attributable to common interests in Operating Company and common stockholders (1)(2)	$54,935	(2)	$98,671	$69,280	$49,389
Core per common share / common OP Unit (1)(2)	$0.41	(2)	$0.73	$0.51	$0.37

__________

(1)
Total FFO and Core FFO attributable to common interests in Operating Company and common stockholders have been adjusted from previously reported figures to reflect the correction of over-allocation of loss to noncontrolling interests as follows: reduction of $0.4 million, $1.7 million, $0.7 million for the quarters ended March 31, 2016, June 30, 2016 and September 30, 2016, respectively.

(2)
In Q2 2016, the Company added the deferred tax effect related to Core FFO adjustments to the definition of Core FFO. As such, the Company has presented revised Core FFO and Core FFO per basic common share / common OP Unit for prior periods to exclude such deferred tax effects to conform to the current quarter calculation of Core FFO.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 6 |

IIb. Financial Results—Consolidated Segment Balance Sheet

							Total
($ in thousands; as of December 31, 2016)	Industrial	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments
ASSETS
Cash	$132,524	$—	$75,945	$145,631	$15,704	$6,201	$376,005
Loans receivable, net
Held for investment	—	—	—	3,432,992	—	—	3,432,992
Held for sale	—	—	—	29,353	—	—	29,353
Real estate assets, net
Held for investment	1,969,247	—	1,266,132	8,252	—	—	3,243,631
Held for sale	23,504	—	130,929	69,521	—	—	223,954
Equity method investments	—	373,867	241,987	305,878	13,187	18,340	953,259
Other investments	—	—	99,736	23,446	—	—	123,182
Goodwill	20,000	—	—	—	660,127	—	680,127
Deferred leasing costs and intangible assets, net	86,308	—	142,811	165	70,696	—	299,980
Due from affiliates and other assets	36,089	—	45,294	231,125	22,138	63,863	398,509
Total assets	$2,267,672	$373,867	$2,002,834	$4,246,363	$781,852	$88,404	$9,760,992
LIABILITIES & EQUITY
Liabilities:
Accrued and other liabilities	$51,456	$—	$72,779	$73,511	$70,482	$31,935	$300,163
Intangible liabilities, net	12,134	—	8,928	—	—	—	21,062
Due to affiliates—contingent consideration	—	—	—	—	—	41,250	41,250
Dividends and distributions payable	—	—	—	—	—	65,972	65,972
Debt, net	999,560	—	892,604	766,880	—	463,748	3,122,792
Convertible senior notes, net	—	—	—	—	—	592,826	592,826
Total liabilities	1,063,150	—	974,311	840,391	70,482	1,195,731	4,144,065
Equity:
Stockholders' equity	529,424	327,865	544,561	1,719,186	623,839	(971,076)	2,773,799
Noncontrolling interests in investment entities	600,815	—	407,555	1,445,568	—	—	2,453,938
Noncontrolling interests in Operating Company	74,283	46,002	76,407	241,218	87,531	(136,251)	389,190
Total equity	1,204,522	373,867	1,028,523	3,405,972	711,370	(1,107,327)	5,616,927
Total liabilities and equity	$2,267,672	$373,867	$2,002,834	$4,246,363	$781,852	$88,404	$9,760,992

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 7 |

IIc. Financial Results—Noncontrolling Interests' Share Segment Balance Sheet

							Total noncontrolling interest share
($ in thousands; as of December 31, 2016)	Industrial	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments
ASSETS
Cash	$67,314	$—	$42,320	$77,867	$—	$—	$187,501
Loans receivable held for investment, net	—	—	—	—	—	—
Held for investment	—	—	—	1,224,140	—	—	1,224,140
Held for sale	—	—	—	1,130	—	—	1,130
Real estate assets, net	—	—	—	—	—	—
Held for investment	1,000,252	—	465,168	4,448	—	—	1,469,868
Held for sale	11,939	—	76,481	48,295	—	—	136,715
Equity method investments	—	—	47,997	170,242	—	—	218,239
Other investments	—	—	49,875	18,675	—	—	68,550
Goodwill	—	—	—	—	—	—	—
Deferred leasing costs and intangible assets, net	43,839	—	60,341	82	—	—	104,262
Due from affiliates and other assets	18,640	—	16,871	59,030	—	—	94,541
Total assets	$1,141,984	$—	$759,053	$1,603,909	$—	$—	$3,504,946
LIABILITIES & EQUITY
Liabilities:
Accrued and other liabilities	$27,290	$—	$14,893	$20,524	$—	$—	$62,707
Intangible liabilities, net	6,164	—	5,248	—	—	—	11,412
Due to affiliates—contingent consideration	—	—	—	—	—	—	—
Dividends and distributions payable	—	—	—	—	—	—	—
Debt, net	507,715	—	331,357	137,817	—	—	976,889
Convertible senior notes, net	—	—	—	—	—	—	—
Total liabilities	541,169	—	351,498	158,341	—	—	1,051,008
Equity:
Stockholders' equity	—	—	—	—	—	—	—
Noncontrolling interests in investment entities	600,815	—	407,555	1,445,568	—	—	2,453,938
Noncontrolling interests in Operating Company	—	—	—	—	—	—	—
Total equity	600,815	—	407,555	1,445,568	—	—	2,453,938
Total liabilities and equity	$1,141,984	$—	$759,053	$1,603,909	$—	$—	$3,504,946

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 8 |

IId. Financial Results—Consolidated Segment Operating Results

($ in thousands; for the three months ended December 31, 2016)	Industrial	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total
Income
Interest income	$2	$—	$—	$94,317	$—	$36	$94,355
Property operating income	51,977	—	38,288	1,347	—	—	91,612
(Loss) income from equity method investments	—	(604)	19,264	8,633	(792)	648	27,149
Fee income	—	—	—	—	18,384	—	18,384
Other income	422	—	197	1,985	600	918	4,122
Total income	52,401	(604)	57,749	106,282	18,192	1,602	235,622
Expenses
Transaction, merger integration, investment and servicing expenses	36	—	214	6,381	648	20,906	28,185
Interest expense	13,928	—	9,145	9,255	—	11,120	43,448
Property operating expenses	14,288	—	13,161	1,543	—	—	28,992
Depreciation and amortization	23,393	—	14,076	71	3,684	1,182	42,406
Provision for loan losses	—	—	—	17,593	—	—	17,593
Impairment loss	270	—	2,308	3,678	—	—	6,256
Compensation expense	2,923	—	826	2,536	9,557	15,307	31,149
Administrative expenses	595	—	1,732	1,686	1,132	7,794	12,939
Total expenses	55,433	—	41,462	42,743	15,021	56,309	210,968
Gain on sale of real estate assets, net	139	—	4,138	1,225	—	—	5,502
Other (loss) gain, net	(213)	—	2,741	(314)	(168)	(1,900)	146
(Loss) income before income taxes	(3,106)	(604)	23,166	64,450	3,003	(56,607)	30,302
Income tax (expense) benefit	(549)	—	(5,591)	(152)	1,244	(599)	(5,647)
Net (loss) income	(3,655)	(604)	17,575	64,298	4,247	(57,206)	24,655
Net (loss) income attributable to noncontrolling interests:
Investment entities	2,520	—	3,498	26,558	—	—	32,576
Operating Company	(960)	(95)	2,192	5,861	661	(10,863)	(3,204)
Net (loss) income attributable to Colony Capital, Inc.	(5,215)	(509)	11,885	31,879	3,586	(46,343)	(4,717)
Preferred dividends	—	—	—	—	—	12,093	12,093
Net (loss) income attributable to common stockholders	$(5,215)	$(509)	$11,885	$31,879	$3,586	$(58,436)	$(16,810)

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 9 |

IIe. Financial Results—Noncontrolling Interests' Share Segment Operating Results

($ in thousands; for the three months ended December 31, 2016)	Industrial	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total noncontrolling interest share
Income
Interest income	$1	$—	$—	$39,532	$—	$—	$39,533
Property operating income	25,156	—	16,057	552	—	—	41,765
Income from equity method investments	—	—	3,191	4,901	—	—	8,092
Fee income	—	—	—	—	—	—	—
Other income	4,113	—	74	1,472	—	—	5,659
Total income	29,270	—	19,322	46,457	—	—	95,049
Expenses
Transaction, merger integration, investment and servicing expenses	17	—	85	3,917	—	—	4,019
Interest expense	6,663	—	3,549	1,285	—	—	11,497
Property operating expenses	7,127	—	7,600	840	—	—	15,567
Depreciation and amortization	11,174	—	5,984	14	—	—	17,172
Provision for loan losses	—	—	—	10,357	—	—	10,357
Impairment loss	129	—	1,567	2,805	—	—	4,501
Compensation expense	1,057	—	115	426	—	—	1,598
Administrative expenses	284	—	510	863	—	—	1,657
Total expenses	26,451	—	19,410	20,507	—	—	66,368
Gain on sale of real estate assets, net	66	—	2,670	703	—	—	3,439
Other (loss) gain, net	(102)	—	1,514	(89)	—	—	1,323
Income before income taxes	2,783	—	4,096	26,564	—	—	33,443
Income tax (expense) benefit	(263)	—	(598)	(8)	—	—	(869)
Net income (loss) attributable to noncontrolling interests in investment entities	$2,520	$—	$3,498	$26,556	$—	$—	$32,574

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 10 |

IIf. Financial Results—Segment Reconciliation of Net Income to FFO & Core FFO

	OP pro rata share by segment							Amounts attributable to noncontrolling interests	CLNY consolidated as reported
($ in thousands; for the three months ended December 31, 2016)	Industrial	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP pro rata share
Net income (loss) attributable to common stockholders	$(5,215)	$(509)	$11,885	$31,879	$3,586	$(58,436)	$(16,810)	$—	$(16,810)
Net income (loss) attributable to noncontrolling common interests in Operating Company	(960)	(95)	2,192	5,861	661	(10,863)	(3,204)	—	(3,204)
Net income (loss) attributable to common interests in Operating Company and common stockholders	(6,175)	(604)	14,077	37,740	4,247	(69,299)	(20,014)	—	(20,014)
Adjustments for FFO:
Real estate depreciation and amortization	12,182	5,991	8,819	40	—	—	27,032	17,425	44,457
Impairment of real estate	141	30	691	881	—	—	1,743	4,543	6,286
Gain on sales of real estate	(72)	(184)	(13,320)	(549)	—	—	(14,125)	(5,795)	(19,920)
Less: Adjustments attributable to noncontrolling interests in investment entities (1)	4,343	—	—	—	—	—	4,343	(16,173)	(11,830)
FFO attributable to common interests in Operating Company and common stockholders	$10,419	$5,233	$10,267	$38,112	$4,247	$(69,299)	$(1,021)	$—	$(1,021)

Additional adjustments for Core FFO:
Gain on sale of real estate, net of depreciation, amortization and impairment previously adjusted for FFO	(65)	—	10,076	422	—	—	10,433	3,686	14,119
Noncash equity compensation expense	104	130	74	184	907	2,043	3,442	—	3,442
Straight-line rent revenue	(894)	—	(906)	—	—	—	(1,800)	(1,222)	(3,022)
Loss on change in fair value of contingent consideration	—	—	—	—	—	1,900	1,900	—	1,900
Amortization of acquired above- and below-market lease intangibles, net	159	—	(290)	—	—	—	(131)	212	81
Amortization of deferred financing costs and debt premium and discounts	2,419	1,737	678	2,561	—	932	8,327	3,297	11,624
Unrealized loss (gain) on derivatives	—	94	(1,210)	—	—	—	(1,116)	(817)	(1,933)
Acquisition-related expenses, merger and integration costs	—	(37)	—	434	—	20,469	20,866	1,064	21,930
Amortization and impairment of investment management intangibles	—	—	—	—	3,689	—	3,689	—	3,689
Non-real estate depreciation and amortization	37	—	—	—	—	1,177	1,214	—	1,214
Amortization of gain on remeasurement of consolidated investment entities, net	—	—	188	4,885	—	—	5,073	17,354	22,427
Deferred tax benefit, net	—	—	(84)	(107)	(2,420)	(336)	(2,947)	—	(2,947)
Net loss on SFR's non-performing loans business	—	1,460	—	—	—	—	1,460	—	1,460
Less: Adjustments attributable to noncontrolling interests in investment entities	—	—	—	—	—	—	—	(23,574)	(23,574)
Core FFO attributable to common interests in Operating Company and common stockholders	$12,179	$8,617	$18,793	$46,491	$6,423	$(43,114)	$49,389	$—	$49,389
__________

(1)
Adjustment attributable to noncontrolling interests in investment entities for the Industrial Platform includes a cumulative correction of an over-allocation of loss to noncontrolling interests in prior periods.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 11 |

IIIa. Capitalization—Overview

($ in thousands, except share and per share data; as of December 31, 2016, unless otherwise noted)
Debt (UPB)			Consolidated amount	CLNY OP share of consolidated amount
$850,000 Revolving credit facility			$422,600	$422,600
5.0% Convertible senior notes due 2023			200,000	200,000
3.875% Convertible senior notes due 2021			402,500	402,500
Corporate aircraft promissory note			41,148	41,148
Investment-level debt			2,691,398	1,699,576
Total CLNY OP share of debt			3,757,646	2,765,824
Preferred equity
Series A 8.5% cumulative redeemable perpetual preferred stock, redemption value			252,000	252,000
Series B 7.5% cumulative redeemable perpetual preferred stock, redemption value			86,250	86,250
Series C 7.125% cumulative redeemable perpetual preferred stock, redemption value			287,500	287,500
Total redemption value of preferred equity			625,750	625,750
Common equity (as of 1/10/17)	Price per share	Shares / Units
Class A common stock	$21.52	114,467	2,463,330	2,463,330
Class B common stock	21.52	525	11,298	11,298
OP units	21.52	20,662	444,646	444,646
Total market value of common equity			2,919,274	2,919,274

Total capitalization			$7,302,670	$6,310,848

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 12 |

IIIb. Capitalization—Debt Overview

($ in thousands; as of or for the three months ended December 31, 2016)
Debt overview
		Consolidated			CLNY OP share of consolidated amount
	Type	Unpaid principal balance	Deferred financing costs and discount / premium	Carrying value	Unpaid Principal balance	Deferred financing costs and discount / premium	Carrying value	Weighted-average years remaining to maturity	Weighted-average interest rate
Investment-level debt by segment
Industrial	Non-recourse	$1,010,514	$(10,954)	$999,560	$497,237	$(5,392)	$491,845	11.0	3.46%
Other Real Estate Equity	Non-recourse	908,497	(15,893)	892,604	569,167	(7,920)	561,247	7.4	3.61%
Real Estate Debt	Partial recourse (1)	772,387	(5,507)	766,880	633,172	(4,109)	629,063	14.9	3.04%
Total investment-level debt		2,691,398	(32,354)	2,659,044	1,699,576	(17,421)	1,682,155	11.3	3.35%

Corporate debt
Line of credit	Recourse	422,600	—	422,600	422,600	—	422,600	5.0	3.02%
5.0% Convertible senior notes	Recourse	200,000	(4,364)	195,636	200,000	(4,364)	195,636	6.3	5.00%
3.875% Convertible senior notes	Recourse	402,500	(5,310)	397,190	402,500	(5,310)	397,190	4.0	3.88%
Corporate aircraft promissory note	Recourse	41,148	—	41,148	41,148	—	41,148	8.9	5.02%
Total corporate debt		1,066,248	(9,674)	1,056,574	1,066,248	(9,674)	1,056,574	5.0	3.79%

Total debt outstanding		$3,757,646	$(42,028)	$3,715,618	$2,765,824	$(27,095)	$2,738,729	7.3	3.52%

__________
(1) $24 million is recourse debt.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 13 |

IIIc. Capitalization—Debt Maturity and Amortization Schedules

($ in thousands; as of or for the three months ended December 31, 2016)
Consolidated debt maturity and amortization schedule

	Payments due by period (1)
	2017	2018	2019	2020	2021	2022 and after	Total
Line of credit (2)	$—	$—	$—	$—	$—	$422,600	$422,600
Convertible senior notes	—	—	—	—	402,500	200,000	602,500
Warehouse facilities	17,598	27,860	—	—	—	—	45,458
Corporate aircraft promissory note	1,930	2,029	2,134	2,244	2,360	30,451	41,148
CMBS securitization debt	—	—	—	—	—	497,525	497,525
Scheduled amortization payments on investment-level debt	7,281	7,473	6,046	6,109	5,720	32,389	65,018
Balloon payments on investment-level debt	183,821	297,457	444,924	52,094	103,471	1,001,630	2,083,397
Total	$210,630	$334,819	$453,104	$60,447	$514,051	$2,184,595	$3,757,646

Pro rata debt maturity and amortization schedule

	Payments due by period (1)
	2017	2018	2019	2020	2021	2022 and after	Total
Line of credit (2)	$—	$—	$—	$—	$—	$422,600	$422,600
Convertible senior notes	—	—	—	—	402,500	200,000	602,500
Warehouse facilities	16,938	27,860	—	—	—	—	44,798
Corporate aircraft promissory note	1,930	2,029	2,134	2,244	2,360	30,451	41,148
CMBS securitization debt	—	—	—	—	—	489,907	489,907
Scheduled amortization payments on investment-level debt	5,812	5,919	5,502	5,563	5,434	32,294	60,524
Balloon payments on investment-level debt	74,428	83,341	213,603	26,047	49,655	657,273	1,104,347
Total	$99,108	$119,149	$221,239	$33,854	$459,949	$1,832,525	$2,765,824

__________
(1) Based on initial maturity dates or extended maturity dates to the extent criteria are met and the extension option is at the borrower's discretion.
(2) On January 10, 2017, the Company amended and restated its JPM Credit Agreement, which extended the maturity date to January 11, 2021, with two 6-month extension options.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 14 |

IIId. Capitalization—Investment Level Debt Overview

($ and € in thousands; as of December 31, 2016)
Industrial
	Initial / current maturity date	Fully extended maturity date	Interest rate		Maximum principal amount	Consolidated amount		CLNY OP share of consolidated amount
Industrial acquisition financing	Dec-2018	Dec-2019	L + 2.25%	(1)	N/A	$413,012		$203,228
Industrial fixed rate mortgage	Aug-2025	Aug-2025	3.80%		N/A	165,750		81,559
Industrial credit facility (2)	Apr-2017	Apr-2017	L + 2.25%		100,000	—		—
Industrial fixed rate mortgage	Apr-2028	Apr-2028	4.04%		N/A	93,450		45,983
Industrial fixed rate mortgage	Aug-2029	Aug-2029	4.11%		N/A	43,687		21,497
Industrial fixed rate mortgage	Oct-2031	Oct-2031	3.60%		N/A	93,000		45,762
Industrial fixed rate mortgage	Oct-2031	Oct-2031	3.65%		N/A	59,000		29,032
Industrial fixed rate mortgage	Oct-2031	Oct-2031	3.65%		N/A	25,000		12,302
Industrial fixed rate mortgage	Nov-2054	Nov-2054	3.60%		N/A	71,460		35,163
Industrial fixed rate mortgage	Dec-2051	Dec-2051	3.60%		N/A	46,155		22,711
Total UPB of debt related to Industrial segment						1,010,514		497,237
Debt issuance costs						(10,954)		(5,392)
Total carrying value of debt related to Industrial segment						$999,560		$491,845

Other Real Estate Equity
	Initial / current maturity date	Fully extended maturity date	Interest rate		Maximum principal amount	Consolidated amount		CLNY OP share of consolidated amount
NNN investments
Office - Minnesota	Jan-2024	Jan-2024	4.84%		N/A	$86,836		$86,185
Office - France	Nov-2022	Nov-2022	1.89%		N/A	16,542		16,542
Office - Norway	Jun-2025	Jun-2025	3.91%		N/A	185,600		185,600
Education - Switzerland	Dec-2029	Dec-2029	2.72%		N/A	115,368		115,368
Total UPB of debt related to NNN investments, held for investment						404,346		403,695

Other real estate assets
Office - Arizona	Jul-2018	Jul-2020	L + 2.65%		N/A	15,431		7,716
Mixed use - Italy	Nov-2018	Nov-2018	4.02%		N/A	82,974	(3)	23,257
Industrial - Spain	Jan-2021	Jan-2021	3M EUR + 3.00%		N/A	47,195		21,429
Industrial - Spain	Jun-2022	Jun-2022	3M EUR + 2.80%		N/A	24,274		11,022
Office portfolio - UK	Aug-2018	Aug-2020	3M GBP L + 2.50%		N/A	66,874		33,437
Office - UK	Feb-2020	Feb-2020	3M GBP L + 2.35%		N/A	11,688		5,844
Office, Industrial and Retail Portfolio - UK	Jul-2020	Jul-2020	3M GBP L + 2.50%		N/A	24,975		12,488
Office, Industrial and Retail Portfolio - UK	Nov-2018	Nov-2020	3M GBP L + 3.28%		N/A	171,510		34,108
Total UPB of debt related to other real estate assets, held for investment						444,921		149,301

Total UPB of debt related to other real estate assets, held for sale						59,230		16,171
Total UPB of debt related to Other Real Estate Equity segment						908,497		569,167
Total debt issuance costs and discount						(15,893)		(7,920)
Total carrying value of debt related to Other Real Estate Equity segment						$892,604		$561,247
__________
(1)     Interest rate increases to 1-month LIBOR plus 2.5% after December 2018.
(2)     In February 2017, the Company extended the maturity date to April 2017.

(3)
Seller provided zero-interest financing on acquired portfolio of properties, requiring principal payments of €15,750, €35,438 and €27,562 in Nov 2016, Nov 2017 and Nov 2018, respectively, of which CLNY and OP share is 28%. A discount was established at inception and is being accreted to debt principal as interest expense. As of December 31, 2016, the Company was in negotiations with the seller to restructure the financing arrangement and no principal payment was made in November 2016.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 15 |

IIId. Capitalization—Investment Level Debt Overview (cont'd)

($ in thousands; as of December 31, 2016)
Real Estate Debt
	Initial / current maturity date	Fully-extended maturity date	Interest rate	Maximum principal amount	Consolidated amount	CLNY OP share of consolidated amount
Non-PCI
CMBS 2015-FL3	Sept-2032	Sept-2032	L + 2.36%	N/A	$200,070	$200,070
CMBS 2014-FL2	Nov-2031	Nov-2031	L + 2.01%	N/A	145,421	139,965
CMBS MF2014-1	Apr-2050	Apr-2050	2.54%	N/A	94,408	94,408
CMBS 2014-FL1	Apr-2031	Apr-2031	L + 1.78%	N/A	57,626	55,464
April 2015 warehouse facility	Apr-2018	Apr-2019	L + 2.50% - L+2.75%	$250,000	27,860	27,860
Freddie Mac portfolio	Dec-2017	Dec-2019	L + 2.85%	N/A	46,252	33,795
February 2014 warehouse facility (1)	Mar-2017	Mar-2017	L + 2.50%	150,000	17,598	16,937
Austin Hotel (2)	Oct-2019	Oct-2021	L + 3.50%	N/A	58,183	29,092
Total UPB of debt related to Non-PCI loans					$647,418	$597,591

PCI
Project London loan portfolio	Apr-2017	Apr-2019	L + 3.75%	N/A	$20,770	$10,385
Metro loan portfolio	Apr-2017	Apr-2018	L + 3.75%	N/A	6,843	3,421
California first mortgage portfolio I	Aug-2017	Aug-2018	L + 3.75%	N/A	2,897	1,448
Midwest loan portfolio	Jun-2017	Jun-2017	L + 4.00%	N/A	3,268	1,761
California first mortgage portfolio II	Sept-2017	Sept-2018	L + 3.25%	N/A	2,686	1,343
CRE loan portfolio 2016	Dec-2020	Dec-2022	L + 2.50%	N/A	35,750	7,275
Total UPB of debt related to PCI loans					$72,214	$25,633

Subscription line	Apr-2017	Apr-2016	L + 1.60%	N/A	52,755	9,948
Total UPB of debt related to Real Estate Debt segment					$772,387	$633,172
Total debt issuance costs					(5,507)	(4,109)
Total carrying value of debt related to Real Estate Debt segment					$766,880	$629,063

__________

(1)	In February 2017, the Company extended the maturity date to March 2017.

(2)
A mortgage loan originated by the Company was restructured into a senior and junior note, with the senior note assumed by a third party lender. The Company accounted for the transfer of the senior note as a financing transaction. The senior note bears interest at 1-month LIBOR plus 3.5% or at a minimum of 4.0%, and is subject to two 1-year extension options on its initial term exercisable by the borrower.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 16 |

IIIe. Capitalization—Credit Facility, Convertible Debt & Preferred Stock Overview

($ and shares in thousands; as of or for the three months ended December 31, 2016)
Credit facility
Revolving credit facility (1)
Maximum principal amount								$850,000
Amount outstanding								422,600
Initial maturity							March 31, 2020
Fully-extended maturity							March 31, 2021
Interest rate							LIBOR + 2.25%

						Covenant level		Actual level at December 31, 2016
Financial covenants as defined in the Credit Agreement:
Consolidated Tangible Net Worth						Minimum $1,915 million		$2,523 million
Consolidated Fixed Charge Coverage Ratio						Minimum 1.50 to 1.00		2.61 to 1.00
Consolidated Interest Coverage Ratio						Minimum 3.00 to 1.00		15.01 to 1.00
Consolidated Leverage Ratio						Maximum 0.65 to 1.00		0.40 to 1.00

Convertible debt
Description	Outstanding principal	Issuance date	Due date	Interest rate	Conversion price (per share of common stock)	Conversion ratio	Conversion shares	Redemption date
5.0% Convertible senior notes	$200,000	April 2013	April 15, 2023	5.00% fixed	$23.35	42.8183	8,564	On or after April 22, 2020
3.875% Convertible senior notes	402,500	January and June 2014	January 15, 2021	3.875% fixed	$24.56	40.7089	16,385	On or after January 22, 2019
	$602,500

Preferred stock
Description				Liquidation preference	Issuance date	Dividend rate	Shares outstanding	Redemption period
Series A 8.5% cumulative redeemable perpetual				$252,000	March 2012	8.500%	10,080	On or after March 27, 2017
Series B 7.5% cumulative redeemable perpetual				86,250	June 2014	7.500%	3,450	On or after June 19, 2019
Series C 7.125% cumulative redeemable perpetual				287,500	April 2015	7.125%	11,500	On or after April 13, 2020
				$625,750			25,030

__________

(1)
On January 10, 2017, the Company amended and restated its JPM Credit Agreement, which increased the principal amount provided for under its secured revolving credit facility to $1 billion, with an option for additional increase up to $1.5 billion, subject to agreement by the lenders and customary closing conditions. The maturity date on the credit facility was extended to January 11, 2021, with two 6-month extension options, each subject to a fee of 0.10% of the commitment amount upon exercise. There was no change to the existing interest rate and unused commitment fee rates on the credit facility.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 17 |

IVa. Industrial—Summary Metrics

($ in thousands, except per share; as of or for the three months ended December 31, 2016)
Financial results related to the segment
Net Income attributable to common stockholders					$(5,215)
Net Income attributable to common stockholders per basic share					(0.05)
Core FFO					12,179
Core FFO per basic common share					0.09
FFO					10,419
FFO per basic common share					0.08

Portfolio overview
Number of buildings					346
Rentable square feet					37,613
% leased at end of period					96%
				Consolidated amount	CLNY OP share of consolidated amount
Undepreciated cost basis of real estate assets (1)				$2,245,564	$1,104,961
Debt (UPB)				1,010,514	497,237
Debt / undepreciated cost basis				45%	45%
Carrying value of Industrial operating platform				$20,000	$20,000

Recent acquisitions
Property / portfolio name	Acquisition date	Number of buildings	Rentable square feet	% leased	Purchase price
Q4 2016 acquisitions
Dallas industrial portfolio	Oct-2016	3	230,391	88%	$20,950
Orlando industrial portfolio	Oct-2016	3	479,100	84%	47,900
Dallas industrial portfolio	Dec-2016	2	250,317	100%	19,300
Orlando industrial property	Dec-2016	1	163,200	100%	13,800
Orlando industrial portfolio	Dec-2016	3	218,413	100%	10,525
Total		12	1,341,421	92%	$112,475

Q1 2017 acquisitions
Austin industrial portfolio	Jan-2017	3	468,405	100%	50,600
Orlando industrial portfolio	Feb-2017	4	946,379	100%	67,100
Total		7	1,414,784	100%	$117,700

__________
(1) Includes all components related to the real estate assets, including tangible real estate and lease-related intangibles. Excludes accumulated depreciation.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 18 |

IVb. Industrial—Portfolio and Lease Overview

(As of or for the three months ended December 31, 2016)
Location Markets	Property type	Number of buildings	Rentable square feet (in thousands)	Annualized base rent (in thousands)	Percentage leased	Number of leases	Lease expiration	Year acquired
United States
Atlanta	Industrial	82	8,105	$32,998	96%	237	1/2017 to 4/2030	2014-2015
Austin	Industrial	4	236	1,614	96%	14	2/2017 to 8/2025	2014
Chicago	Industrial	34	3,972	16,744	94%	50	1/2017 to 12/2026	2014
Dallas	Industrial	70	7,191	29,643	97%	186	2/2017 to 1/2027	2014-2016
Denver	Industrial	8	1,128	4,935	99%	24	1/2017 to 3/2026	2014
Houston	Industrial	21	1,713	8,863	96%	51	1/2017 to 8/2026	2014
Kansas City	Industrial	9	1,664	5,976	100%	23	4/2017 to 11/2024	2014
Baltimore	Industrial	5	431	2,014	89%	8	5/2017 to 5/2027	2015-2016
Minneapolis	Industrial	18	2,814	13,186	96%	59	1/2017 to 10/2025	2014-2016
New Jersey South/Philadelphia	Industrial	30	3,328	14,081	93%	67	1/2017 to 4/2027	2014-2015
Orlando	Industrial	14	2,085	10,009	96%	38	1/2017 to 12/2027	2014-2016
Phoenix	Industrial	18	1,705	8,000	97%	53	1/2017 to 8/2024	2014-2016
Salt Lake City	Industrial	16	1,269	5,150	93%	33	1/2017 to 11/2023	2014
St. Louis	Industrial	8	1,355	4,681	90%	16	6/2017 to 7/2024	2014
Tampa	Industrial	9	617	3,208	97%	35	1/2017 to 1/2024	2014
Total / Weighted average		346	37,613	$161,102	96%	894

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 19 |

Va. Single Family Residential Rentals—Summary Metrics

($ in thousands, except per share and unless otherwise noted; as of or for the three months ended December 31, 2016)
Financial results related to the segment
Net income attributable to common stockholders	$(509)
Net income attributable to common stockholders per basic share	0.00
Core FFO	8,617
Core FFO per basic common share	0.06
FFO	5,233
FFO per basic common share	0.04
Balance sheet
Equity method investments - Colony Starwood Homes	$316,113
Equity method investments - Colony American Finance	57,754
Ownership in SFR and CAF
Colony Starwood Homes shares beneficially owned by OP and common stockholders	15.1 million
CLNY OP interest in SFR as of December 31, 2016	14.0%
CLNY OP interest in CAF as of December 31, 2016	17.4%

_____________
Note: Refer to SFR filing for additional information.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 20 |

VIa. Other Real Estate Equity—Summary Metrics

($ in thousands, except per share data; as of or for the three months ended December 31, 2016)
Financial results related to the segment
Net Income attributable to common stockholders		$11,885
Net Income attributable to common stockholders per basic share		0.11
Core FFO		18,793
Core FFO per basic share		0.14
FFO		10,267
FFO per basic share		0.08
Portfolio overview
Real estate assets (cost basis)	Consolidated amount	CLNY OP share of consolidated amount
NNN assets held for investment (1)(2)	$624,059	$623,139
Other real estate assets held for investment (1)	827,695	278,842
Real estate assets held for sale (1)	150,515	65,347
Total real estate assets (cost basis)	1,602,269	967,328
Investment-level non-recourse financing (UPB)
NNN investments held for investment	$404,346	$403,695
Other real estate assets held for investment	444,921	149,301
Other real estate assets held for sale	59,230	16,171
Total investment-level non-recourse financing (UPB)	908,497	569,167
Unconsolidated investments
Equity method investments	$241,987	$193,990
Other investments - Albertsons investment	99,736	49,861
Number of post-IPO shares in Albertsons pursuant to preliminary prospectus dated October 2, 2015	N/A	8.45 million
CLNY OP % ownership interest in post-IPO AB Acquisition LLC based on preliminary prospectus dated October 2, 2015	N/A	2.17%

_____________

(1)	Includes all components related to the asset, including tangible real estate and lease-related intangibles.

(2)	CLNY OP share of Q4 NOI was $10.3 million.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 21 |

VIb. Other Real Estate Equity—Portfolio Overview

($ in thousands; as of December 31, 2016)
Summary of real estate

				Consolidated				CLNY OP share of consolidated amount
Location	Property type	Number of buildings	Rentable square feet (thousands)	Real estate assets & intangibles, net (1)		Cost basis of real estate assets (1)(2)	Investment-level non-recourse debt (UPB)	Real estate assets & intangibles, net (1)	Cost basis of real estate assets (1)(2)	Investment-level non-recourse debt (UPB)	Percentage leased (end of period)	Number of leases	Lease expiration	Year acquired or foreclosed
NNN investments
Minnesota	Office	1	502	$107,416		$122,750	$86,836	$106,611	$121,830	$86,185	100%	1	9/2020	2013
France	Office	3	187	34,079		35,259	16,542	34,079	35,259	16,542	100%	1	11/2027	2015
Norway	Office	26	1,291	307,492	(4)	293,319	185,600	307,492	293,319	185,600	100%	1	6/2030	2015
Switzerland	Education	20	304	163,722		172,731	115,368	163,722	172,731	115,368	100%	2	1/2035	2015
Total NNN investments		50	2,284	612,709		624,059	404,346	611,904	623,139	403,695
Other real estate assets
Arizona	Office	1	458	41,315		46,428	15,431	20,657	23,214	7,716	64%	20	3/2017 to 6/2022	2013
Italy (3)	Mixed Use	77	570	124,880		129,723	82,974	35,005	36,362	23,257	34%	43	6/2018 to 5/2023	2014
Spain	Industrial	36	2,608	132,204		139,079	71,469	60,027	63,148	32,451	100%	36	12/2017 to12/2029	2014, 2016
United Kingdom & France	Office	38	1,114	132,875		144,872	78,562	61,405	67,336	39,281	78%	109	2/2017 to 11/2070	2014, 2015, 2016
United Kingdom	Mixed Use	55	2,872	349,703		367,593	196,485	84,655	88,782	46,596	89%	244	1/2017 to 3/2040	2015, 2016
Total other real estate assets		207	7,622	780,977		827,695	444,921	261,749	278,842	149,301

Total other real estate assets held for investment		257	9,906	1,393,686		1,451,754	849,267	873,653	901,981	552,996

Total other real estate assets held for sale		49	1,931	137,258		150,515	59,230	60,549	65,347	16,171
Total real estate assets		306	11,837	$1,530,944		$1,602,269	$908,497	$934,202	$967,328	$569,167

_____________

(1)	Includes all components related to the asset, including tangible real estate and lease-related intangibles.

(2)	Excludes accumulated depreciation.

(3)	Excludes one building with approximately 218,000 square feet that is subject to development.

(4)	The carrying value of real estate assets and intangibles, net includes $27.5 million of capitalized taxes, for which there is a corresponding and offsetting deferred tax liability.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 22 |

VIIa. Real Estate Debt—Summary Metrics

($ in thousands, except per share data; as of or for the three months ended December 31, 2016)
Financial results related to the segment
Net income attributable to common stockholders		$31,879
Net income attributable to common stockholders per basic share		0.28
Core FFO		46,491
Core FFO per basic common share		0.35
FFO		38,112
FFO per basic common share		0.28

Portfolio Overview
Non-PCI loans	Consolidated amount	CLNY OP share of consolidated amount
Loans receivables held for investment, net	$2,963,560	$2,050,650
Loans receivables held for sale, net	29,353	28,223
Non-recourse investment-level financing (UPB)	647,418	597,591
Equity method investments	302,364	132,122
PCI loans
Loans receivables held for investment, net	469,432	158,202
Non-recourse investment-level financing (UPB)	72,214	25,633
Equity method investments	3,514	3,514
Other
Carrying value of real estate (1)	77,938	25,113
Other investments	23,446	4,771
Subscription line (UPB)	52,755	9,948

___________
(1) Includes all components related to the asset, including tangible real estate and lease-related intangibles.

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 23 |

VIIb. Real Estate Debt—Portfolio by Loan Type

($ in thousands, as of or for the three months ended December 31, 2016)
Loans receivable held for investment by loan type

	Consolidated		CLNY OP share of consolidated amount
Non-PCI loans	Unpaid principal balance	Net carrying amount	Unpaid principal balance	Net carrying amount	Weighted average coupon	Weighted average maturity in years
Fixed rate
First mortgage loans	$688,789	$669,907	$329,940	$319,542	8.4%	3.9
Securitized mortgage loans	105,586	107,609	105,586	107,609	6.4%	15.4
Second mortgage loans / B-notes	205,443	211,848	121,530	124,686	9.7%	4.0
Mezzanine loans	372,247	369,207	174,055	173,651	11.9%	2.7
Total fixed rate non-PCI loans	1,372,065	1,358,571	731,111	725,488	9.2%	5.3

Variable rate
First mortgage loans	458,622	451,844	359,185	357,856	8.4%	0.7
Securitized mortgage loans	775,963	776,156	762,501	762,645	5.7%	2.7
Second mortgage loans / B-notes	36,175	35,807	18,088	17,903	9.6%	1.4
Mezzanine loans	348,035	347,469	192,911	192,562	11.1%	0.7
Total variable rate non-PCI loans	1,618,795	1,611,276	1,332,685	1,330,966	7.3%	1.9

Total non-PCI loans	2,990,860	2,969,847	2,063,796	2,056,454
Allowance for loan losses	—	(6,287)	—	(5,804)
Total non-PCI loans, net of allowance for loan losses	2,990,860	2,963,560	2,063,796	2,050,650

PCI loans
Mortgage loans	748,930	521,905	238,015	168,284
Securitized mortgage loans	8,146	6,836	8,146	6,836
Total PCI loans	757,076	528,741	246,161	175,120
Allowance for loan losses	—	(59,309)	—	(16,918)
Total PCI loans, net of allowance for loan losses	757,076	469,432	246,161	158,202

Total loans receivable, net of allowance for loan losses	$3,747,936	$3,432,992	$2,309,957	$2,208,852

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 24 |

VIIc. Real Estate Debt—Portfolio by Collateral Type

($ in thousands, as of or for the three months ended December 31, 2016)
Loans receivable held for investment by collateral type

	Consolidated		CLNY OP share of consolidated amount
	Unpaid principal balance	Net carrying amount	Unpaid principal balance	Net carrying amount	Weighted average coupon
Non-PCI Loans
Residential	$59,574	$59,343	$29,787	$29,672	12.8%
Multifamily	459,507	453,541	419,841	415,417	5.7%
Office	523,665	517,287	370,941	370,832	7.2%
Retail	681,355	678,888	504,305	502,940	8.1%
Hospitality	875,659	867,231	503,137	497,740	9.4%
Industrial	9,390	9,397	9,197	9,204	5.7%
Other commercial	209,633	208,950	140,550	140,383	8.1%
Land	172,077	168,923	86,038	84,462	11.2%
Total non-PCI loans, net of allowance for loan losses	2,990,860	2,963,560	2,063,796	2,050,650	7.9%

PCI Loans
Residential	48,861	25,934	16,498	10,158
Multifamily	191,733	135,319	65,548	47,639
Office	85,098	42,192	39,081	15,545
Retail	132,940	100,250	49,128	39,750
Hospitality	60,169	42,625	11,195	7,932
Industrial	82,681	63,893	31,356	25,148
Other commercial	85,316	42,854	18,066	8,243
Land	70,278	16,365	15,289	3,787
Total PCI loans, net of allowance for loan losses	757,076	469,432	246,161	158,202

Total loans receivable, net of allowance for loan losses	$3,747,936	$3,432,992	$2,309,957	$2,208,852

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 25 |

VIIIa. Investment Management—Summary Metrics

($ in thousands unless otherwise noted; as of or for three months ended December 31, 2016)

AUM	$16.8 billion
FEEUM	6.9 billion
Credit Funds	3.6 billion
Core Plus / Value-Add Funds	1.6 billion
Opportunity Funds	1.7 billion

Income:
Total income	$18,192
Expenses:
Transaction, integration, investment and servicing expenses	648
Amortization	3,684
Compensation expense	9,557
Administrative expenses	1,132
Total expenses	15,021
Other gain, net	(168)
Income tax benefit	1,244
Net income attributable to common interests in OP and common stockholders	4,247
Add: Noncash equity compensation expense	907
Add: Unrealized gain on derivatives	—
Add: Amortization of investment management intangibles	3,689
Deduct: Deferred tax benefit effect on amortization and impairment of investment management intangibles	(2,420)
Core FFO	$6,423

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 26 |

IX. Definitions

a)
Assets Under Management ("AUM") refers to the assets for which the Company provides investment management services and includes assets for which it may or may not charge management fees and/or performance allocations. AUM is presented as of December 31, 2016 and equals the sum of: a) the gross fair value of investments held directly by the Company or managed by the Company on behalf of its private funds, co-investments, or other investment vehicles; b) leverage, inclusive of debt held by investments and deferred purchases prices; c) uncalled limited partner capital commitments which the Company is entitled to call from investors during the given commitment period at its discretion pursuant to the terms of their respective funds; and d) with respect to majority-owned and substantially controlled investments the Company consolidates gross assets attributable to third-party investors. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

b)	Colony Capital, Inc. ("CLNY")

c)	Colony Starwood Homes ("SFR")

d)	Colony American Finance ("CAF")

e)
Fee-Earning Equity Under Management ("FEEUM") refers to the equity for which the Company provides investment management services and from which it derives management fees and/or performance allocations. FEEUM is presented as of December 31, 2016. FEEUM includes $0.3 billion of uncalled limited partner capital commitments which will not bear fees until such capital is called at the Company’s discretion. Additionally, $0.3 billion pertains to FEEUM of our equity-method investment in a German-based asset management platform. The Company's calculations of FEEUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

f)	Net Operating Income ("NOI") is property operating income less property operating expenses adjusted for non-cash items, including straight-line rents and above/below market lease amortization.

g)
Operating Company ("OP") refers to Colony Capital Operating Company, LLC, an operating subsidiary of the Company. The Company is structured as an umbrella partnership real estate investment trust, or UPREIT, in which its wholly-controlled subsidiary, Colony Capital Operating Company, LLC (the “OP”), directly or indirectly holds substantially all of the Company’s assets and directly or indirectly conducts substantially all of the Company’s business.

h)
Purchased Credit-Impaired ("PCI") loans are loans that were acquired at a discount with evidence of underlying credit deterioration and for which it is probable that all contractually required payments will not be collected.

i)	Unpaid Principal Balance ("UPB")

Colony Capital, Inc. Fourth Quarter 2016 Supplemental Financial Report	| 27 |